                                FOURTH AMENDMENT
                                       TO
           REVOLVING CREDIT AND TERM LOAN AGREEMENT AND LIMITED WAIVER

      Fourth Amendment dated as of April 18, 2001 to Revolving Credit and Term Loan Agreement (the "Fourth Amendment"), by and among GENRAD, INC., a Massachusetts corporation (the "Company"), GENRAD EUROPE LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 02873907 ("GenRad Europe"), GENRAD LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 00790061 ("GenRad Limited"), GENRAD HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales, with registered number 01761564 ("Holdings"), GIGANTISSIMO 2209 AKTIEBOLAG, a corporation organized under the laws of Sweden ("GenRad Sweden" and, collectively with the Company, GenRad Europe, GenRad Limited and Holdings, the "Borrowers" and each individually, a "Borrower"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and FLEET NATIONAL BANK (London Branch) as Overdraft Bank (as defined in the Credit Agreement referred to below), amending certain provisions of the Revolving Credit and Term Loan Agreement dated as of March 24, 2000 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Banks, the Overdraft Bank and FLEET NATIONAL BANK in its capacity as agent for the Banks (the "Agent"). Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

      WHEREAS, the Borrowers and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fourth Amendment and to waive certain financial covenants contained in the Credit Agreement as specifically set forth in this Fourth Amendment;

      NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      ss.1. Waiver. Subject always to compliance by the Borrowers with ss.2 hereof and with the terms and conditions set forth in the Credit Agreement and the other Loan Documents, from and after the Effective Date (as defined in ss.6 hereof), the Banks hereby waive compliance, as at March 31, 2001 with the financial covenants contained in ss.ss.12.3 and 12.4 of the Credit Agreement and waive compliance as at March 31, 2001 through and including May 15, 2001 with the financial covenants contained in ss.ss.12.1 and 12.2 of the Credit Agreement, until the date (the "Waiver Termination Date") which is the earliest to occur of (a) 5:00 p.m. (Boston time) on May 15, 2001 and (b) any Borrower's failure to comply with the terms and conditions of this

Fourth Amendment, including without limitation any of the requirements set forth in ss.2 hereof, the Credit Agreement or the other Loan Documents. On and after the Waiver Termination Date, the Borrowers shall be required to comply with the covenants contained in ss.ss.12.3 and 12.4 of the Credit Agreement as of March 31, 2001 and shall be required to comply with the covenants contained in ss.ss.12.1 and 12.2 of the Credit Agreement at all times from and after May 15, 2001.

      ss.2. Limitations on New Revolving Credit Loans and Letters of Credit.

      (a) The Borrowers hereby agree that from the Effective Date through the Waiver Termination Date (hereinafter referred to as the "Waiver Period"), the Borrowers will not request any Revolving Credit Loans (including, without limitation, advances on the Overdraft Facility), borrow any Revolving Credit Loans (including, without limitation, advances on the Overdraft Facility) or request the issuance, extension or renewal of any Letters of Credit if, after giving effect to any such loan request or request for the issuance, extension or renewal of any Letters of Credit, the outstanding principal amount of all Revolving Credit Loans (including the Total Overdraft Usage and including after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Borrowing Base and (ii) $40,000,000. The Banks and the Agent shall have no obligation to make Revolving Credit Loans (including without limitation advances on the Overdraft Facility) or issue, extend or renew any Letters of Credit during the Waiver Period if the outstanding principal amount of all Revolving Credit Loans (including the Total Overdraft Usage and including after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the lesser of (i) the Borrowing Base and (ii) $40,000,000, and from and after the Waiver Termination Date, the obligations of the Banks and the Agent to make Revolving Credit Loans and to issue, extend or renew Letters of Credit shall be subject to the terms and conditions set forth in the Credit Agreement.

      (b) On and after the Waiver Termination Date, any obligations of the Banks and the Agent to make Revolving Credit Loans and to issue, extend or renew Letters of Credit shall be subject to the conditions set forth in the Credit Agreement and the Banks and the Agent shall have all the rights and remedies set forth in the Credit Agreement.

      ss.3. Amendment to ss.1 of the Credit Agreement. The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the table contained in such definition in its entirety and restating it as follows:

 ------------------------------------------------------------------------------
                                                           Letter
                          Base    Sterling                   of
                          Rate    Base Rate  Eurocurrency  Credit   Commitment
  Level  Leverage Ratio   Loans     Loans     Rate Loans    Fees       Fees
 ------------------------------------------------------------------------------

 I - IV      Actual
         Leverage Ratio   2.00%     3.00%       3.00%       3.00%      0.75%
 ------------------------------------------------------------------------------

      ss.4. Amendment toss.10 of the Credit Agreement. Section 10 of the Credit Agreement is hereby amended as follows:

      (a) Sections 10.4(e) and (f) of the Credit Agreement are hereby amended by deleting ss.ss.10.4(e) and (f) in their entirety and restating them as follows:

            (e) (i) within fifteen (15) Business Days after the end of each fiscal month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report setting forth the Borrowing Base as at the end of such fiscal month or other date so requested by the Agent; (ii) within fifteen (15) Business Days after the end of each fiscal month or at such earlier time as the Agent may reasonably request, a collateral report setting forth the Company's and its Subsidiaries' (1) Accounts Receivable, inventory, and fixed assets at the end of such fiscal month and setting forth the outstanding amount of the Loans as at the end of each such month or other date so requested by the Agent, and (2) Borrowing Base as at the end of such fiscal month or other date so requested by the Agent plus the aggregate amount of fixed assets as of such date and the outstanding amount of the Loans as at the end of each such month or other date requested by the Agent; (iii) by not later than Friday of each calendar week, the Company's cash flow forecast for the immediately succeeding 13 week period; and (iv) by not later than Friday of each calendar week, the Company's one week cash flow report for the immediately preceding week, together with a comparison to the forecast prepared for such week;

            (f) within fifteen (15) days after the end of each fiscal month, an Accounts Receivable aging report;

      (b) Section 10.9.1. of the Credit Agreement is hereby amended by inserting immediately after the end of the text of ss.10.9.1 the following sentence: "In addition, the Company shall permit the Agent or any of its designated representatives, to conduct one or more commercial finance examinations at any time, and any and all such examinations shall be conducted and made at the expense of the Company and, in addition, the results of any commercial finance examination being conducted in April, 2001 shall be delivered to the Agent by not later than May 11, 2001."

      (c) Section 10.21 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of ss.10.21 the following sentence: "In addition, the Company will (a) deliver to the Agent by not later than May 4, 2001, a supplement to the report referred to in the immediately preceding sentences as to the consultant's review and conclusions of the Company's 2001 financial plan and such other matters as may be required by the Agent, with such review and conclusions to be in form and substance satisfactory to the Agent and
(b) deliver to the Agent by not later than a date specified by the Agent, an equipment appraisal from an appraiser satisfactory to the Agent, such appraisal to be in form and substance satisfactory to the Agent. Such additional review and appraisal, and all costs and expenses associated therewith, shall be conducted and made at the expense of the Company."

      ss.5. Amendment to ss.11 of the Credit Agreement. Section 11 of the Credit Agreement is hereby amended as follows:

      (a) Section 11.3(d) of the Credit Agreement is hereby amended by deleting ss.11.3(d) in its entirety and restating it as follows:

            (d) (i) Investments existing on the date hereof and listed on
      Schedule 11.3 hereto and (ii) an Investment by the Company in Genrad Europe on or prior to April 30, 2001 in an aggregate amount of not more than the lesser of (1) $6,000,000 and (2) the aggregate outstanding amount of Revolving Credit Loans owing from Genrad Europe, provided, the proceeds of such Investment are immediately used by Genrad Europe to repay to the Banks the aggregate outstanding amount of such Revolving Credit Loans owing from Genrad Europe;

      (b) Section 11.3(e) of the Credit Agreement is hereby amended by deleting each reference to ss.11.1(k) contained therein and substituting in place thereof a reference to ss.11.1(j);

      (c) Section 11.5.2 of the Credit Agreement is hereby amended by deleting ss.11.5.2 in its entirety and restating it as follows:

            11.5.2. Disposition of Assets. The Company will not, and will not permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the disposition of assets in the ordinary course of business, consistent with past practices and the transfer by each of the Company and GenRad Sweden of the intellectual property acquired by the applicable Person in the Nicolet Acquisition and the AutoDiagnos Acquisition, as the case may be, to GenRad Ireland as set forth in ss.11.5.1(e) above; (b) the disposition of the assets of the Company known as the "TTA" division, provided, (i) the Net Cash Sale Proceeds received from such sale are in an amount of not less than $900,000 and are applied pursuant to the terms of ss.4.4; (ii) the Person selling such asset receives 100% of the purchase price in cash; and (iii) the purchase price received by such Person is not less than the fair market value of the property being sold; and (c) other Asset Sales, Net Cash Sale Proceeds of which are applied pursuant to the terms of ss.4.4; provided, (i) no Default or Event of Default has occurred and is continuing at the time of such sale; (ii) the fair market value of all assets sold in any fiscal year (including those sold pursuant to ss.11.5.2(b) hereof) does not exceed, in the aggregate, $2,000,000; (iii) the Person selling such asset receives 100% of the purchase price in cash; and (iv) the purchase price received by such Person is not less than the fair market value of the property being sold. In addition, so long as no Default or Event of Default has occurred and is continuing or would exist as a result thereof, the Company shall be permitted to forgive certain intercompany Indebtedness owing from the Genrad Europe and Genrad Limited to the Company, provided, that the aggregate amount of such Indebtedness which is forgiven shall not exceed, in the aggregate, $10,000,000.

      ss.6. Conditions to Effectiveness. This Fourth Amendment shall become effective (the "Effective Date") only upon satisfaction of the following conditions:

      (a) a counterpart of this Fourth Amendment shall have been executed and delivered by the Borrowers, each Guarantor and the Majority Banks; and

      (b) the Agent shall have received payment by the Borrowers of an amendment fee in the amount of 25 basis points on the Total Commitment plus the outstanding amount of the Term Loans, which amendment fee shall be for the pro rata accounts of the Banks.

      ss.7. Representations and Warranties. Each of the Borrowers hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in ss.9 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrowers hereby represents and warrants that the execution and delivery by each Borrower of this Fourth Amendment and the performance by each Borrower of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each Borrower and have been duly authorized by all necessary corporate or other similar action on the part of each Borrower.

      ss.8. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

      ss.9. No Waiver. Except as expressly set forth in ss.1 hereof, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrowers or any rights of the Agent, the Overdraft Bank or the Banks consequent thereon.

      ss.10. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

      ss.11. Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as a document under seal as of the date first above written.

                                    GENRAD, INC.

                                    By:
                                        --------------------------------
                                         Name:
                                         Title:


                                    GENRAD HOLDINGS LIMITED

                                    By:
                                        --------------------------------
                                         Name:
                                         Title:  Director


                                    GENRAD EUROPE LIMITED

                                    By:
                                        --------------------------------
                                         Name:
                                         Title:  Director


                                    GENRAD LIMITED

                                    By:
                                        --------------------------------
                                         Name:
                                         Title:  Director


                                    GIGANTISSIMO 2209 AKTIEBOLAG

                                    By:
                                       ---------------------------------
                                        Name:

                                    FLEET NATIONAL BANK

                                    By:
                                        --------------------------------
                                         Debra E. DelVecchio, Director


                                    FLEET NATIONAL BANK (London Branch), as
                                    Overdraft Bank

                                    By:
                                        --------------------------------
                                         Debra E. DelVecchio, Director


                                    KEYBANK NATIONAL ASSOCIATION

                                    By:
                                        --------------------------------
                                         Title:


                                    THE CHASE MANHATTAN BANK

                                    By:
                                        --------------------------------


                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:
                                        --------------------------------
                                         Title:


                                    THE BANK OF NOVA SCOTIA

                                    By:
                                        --------------------------------
                                         Title:


                                    SUMMIT BANK

                                    By:
                                        --------------------------------
                                         Title:

                                    CITIZENS BANK OF MASSACHUSETTS

                                    By:
                                        --------------------------------
                                         Title:


                                    FIRST MASSACHUSETTS BANK, N.A.

                                    By:
                                        --------------------------------
                                         Title:


                                    BANK ONE, NA (Main Office Chicago)

                                    By:
                                        --------------------------------
                                         Title:


                                    LLOYDS TSB BANK PLC

                                    By:
                                        --------------------------------
                                         Title:


                                    ABN AMRO BANK N.V.

                                    By:
                                        --------------------------------
                                         Title:

                                    By:
                                        --------------------------------
                                         Title:

                                 RATIFICATION OF GUARANTY

      Each of the undersigned Guarantors hereby acknowledges and consents to the foregoing Fourth Amendment as of April 18, 2001, and agrees that the applicable Guarantee from such Guarantor dated as of March 24, 2000 in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                    GENRAD MEXICO, INC.

                                    By:
                                        --------------------------------
                                        Title:


                                    GENRAD HOLDINGS LIMITED

                                    By:
                                        --------------------------------
                                        Title:


                                    GENRAD LIMITED

                                    By:
                                        --------------------------------
                                        Title:


                                    GENRAD EUROPE LIMITED

                                    By:
                                        --------------------------------
                                        Title:


                                    TAVSTOCK LIMITED

                                    By:
                                        --------------------------------
                                        Title: